UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

EXPAND ENERGY CORPORATION

(Exact name of registrant as specified in its Charter)

Oklahoma	001-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

(Chesapeake Energy Corporation)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXE	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	EXEEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	EXEEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	EXEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on June 10, 2024 (the “Original Form 8-K”) by Chesapeake Energy Corporation (the “Company”), which changed its name to Expand Energy Corporation in connection with its merger with Southwestern Energy Company, solely to change the item number under which certain information was previously disclosed in the Original Form 8-K. Specifically, the Original Form 8-K is hereby amended and restated in its entirety to provide that the information previously disclosed under Item 8.01—Other Events to the Original Form 8-K, is furnished under Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPAND ENERGY CORPORATION

Dated: November 15, 2024	By:	/s/ Chris Lacy
		Name:	Chris Lacy
		Title:	Executive Vice President, General Counsel and Corporate Secretary